UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 6, 2024
Date of Report (date of earliest event reported)

COPART, INC.
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
				(Zip Code)
(972) 391-5000
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION INCLUDED IN THIS REPORT
Section 5 — Corporate Governance & Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

Copart, Inc. (the "Company") held its 2024 annual meeting of stockholders on December 6, 2024 (the “Annual Meeting”). Of the 963,374,800 shares of our common stock outstanding as of the record date of October 11, 2024, 878,056,482 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.
Election of Directors. The stockholders elected the following nominees to serve as directors, each to hold office until the Company’s 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Willis J. Johnson	793,896,942	32,406,605	474,308	51,278,627
A. Jayson Adair	798,365,504	27,964,853	447,498	51,278,627
Matt Blunt	789,391,971	33,209,923	4,175,961	51,278,627
Steven D. Cohan	750,120,422	72,494,971	4,162,462	51,278,627
Daniel J. Englander	729,934,542	92,279,361	4,563,952	51,278,627
James E. Meeks	791,349,390	31,259,453	4,169,012	51,278,627
Thomas N. Tryforos	780,604,225	45,309,311	864,319	51,278,627
Diane M. Morefield	716,115,258	107,344,316	3,318,281	51,278,627
Stephen Fisher	815,254,532	11,067,289	456,034	51,278,627
Cherylyn Harley LeBon	796,176,182	30,141,834	459,839	51,278,627
Carl D. Sparks	790,813,653	35,093,170	871,032	51,278,627
Jeffrey Liaw	814,383,359	11,944,596	449,900	51,278,627

2.
Advisory Vote on Approval of Executive Compensation. On an advisory (non-binding) basis, the stockholders approved the compensation of our named executive officers for the year ended July 31, 2024 as disclosed in our proxy statement, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
786,703,924	35,471,938	4,601,993	51,278,627

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2025, based on the following results of voting:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
847,890,301	29,743,729	422,452	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 12, 2024                 COPART, INC.

By:	/s/ Paul K. Kirkpatrick
Paul K. Kirkpatrick
Senior Vice President, Chief Legal Officer, and Secretary